UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2009

Silicon Mountain Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-11284	84-0910490
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4755 Walnut Street, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 938-1155

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2009, Silicon Mountain Holdings, Inc. (the “Company”) released Dennis Clark from his position as the Company’s Chief Financial Officer as a part of recent cost cutting initiatives.  As Chief Financial Officer, Mr. Clark served as the Company’s Principal Accounting Officer.  The Company signed a consulting agreement with Mr. Clark May 22, 2009 which allows the Company to call on Mr. Clark’s services as needed on an hourly basis, but does not commit the Company to do so. At this time, the Company has not named a new Chief Financial Officer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON MOUNTAIN HOLDINGS, INC.

Signature:	/s/ Rudolph (Tré) Cates, III
Name:	Rudolph (Tré) A. Cates, III
Title:	President & Chief Executive Officer

Dated: May 26, 2009